13. INCOME TAXES	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
13. INCOME TAXES

As of December 31, 2013, the Company has net operating loss carry forwards of approximately $ 1,650,000 that can be utilized to future taxable income for income tax purposes. Net operating loss carry forwards expire starting in 2021. Because of the current uncertainty of realizing the benefit of the tax carry forward, a valuation allowance equal to the tax benefit for deferred taxes has been established.

The full realization of the tax benefit associated with the carry forward depends predominantly upon the Company’s ability to generate taxable income during the carry forward period.

The Company’s effective tax benefit rate differs from the Netherlands statutory rate of 20% as follows:

	December 31,
	2013	2012

Federal income tax rate	20%	20%
NCI – Symbid Coop	-	(.14)
NCI – Gambitious Coop	(.37)	(3.36)
Equity Method Pick-Up – Symbid Holding	(9.49)	-
Gain on capital sale of stock	-	.77
Other	(.07)	(.36)
Effective income tax rate	10.07	16.91
Effect on valuation allowance	(10.07)	(16.91)
Effective income tax rate	0%	0%

The Company has temporary differences related to its net operating loss, which give rise to a deferred tax asset of $ 330,000 and $ 150,000 for the period ended December 31, 2013 and 2012 respectively.

The Company is subject to income tax examinations by tax authorities for 2013, 2012 and 2011.